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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _____________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 2, 2004


                        GENERAL NUTRITION CENTERS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                   333-114502                   72-1575168
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                300 SIXTH AVENUE, PITTSBURGH, PENNSYLVANIA 15222
              (Address of principal executive offices) (Zip Code)

                                 (412) 288-4600
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02     Other Events.
---------     -------------

         On December 2, 2004, Louis Mancini resigned his position as President and Chief Executive Officer of General Nutrition Centers, Inc. ("Centers") and our parent, GNC Corporation ("GNC"). Mr. Mancini also resigned as a member of each company's board of directors. The board of directors of each company appointed Robert J. DiNicola as interim Chief Executive Officer and is currently conducting a search for a permanent replacement for Mr. Mancini.

         In connection with his appointment as interim Chief Executive Officer of Centers, Centers entered into an employment agreement with Mr. DiNicola. The term of the employment agreement expires on December 31, 2005, subject to one year extensions at the option of the company. Under the employment agreement, Mr. DiNicola will receive a base salary of $535,000 per year, with annual bonuses of 50% to 120% of his base salary based upon Centers' attainment of specified financial targets. In addition, Mr. DiNicola will be entitled to a success bonus of $1 million if, during the term of the agreement, Centers' completes an initial public offering or change of control transaction (in either case of a specified magnitude) and in certain other circumstances. Upon Mr. DiNicola's death or disability, he will be entitled to receive his base salary for the remaining term of the employment agreement and a pro rata bonus. In the event of a termination of Mr. DiNicola's employment without cause or for good reason (each, as defined in the employment agreement), he will be entitled to receive his base salary for 12 months and a pro rata bonus for the year in which he was terminated.

         In connection with his appointment as interim Chief Executive Officer of GNC, Mr. DiNicola received options to purchase 300,000 shares of GNC common stock at a per share exercise price of $6.00 per share. 150,000 of these options are immediately exercisable, and 150,000 of these options become exercisable after 1 year of employment. In the event of a change of control of GNC, all of Mr. DiNicola's options will become immediately exercisable.

Item 9.01      Financial Statements and Exhibits.
---------      ----------------------------------

(c)  Exhibits.

     Exhibit Number   Description

    ---------------- -----------------------------------------------------------
    10.1 Employment Agreement, dated December 2, 2004, between General Nutrition Centers, Inc. and Robert J. DiNicola
     ---------------- ----------------------------------------------------------
    10.2             Stock Option Agreement, dated December 2, 2004, between
                     GNC Corporation and Robert J. DiNicola
    ---------------- -----------------------------------------------------------
    99.1             Press Release of GNC Corporation, dated December 2, 2004
    ---------------- -----------------------------------------------------------

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2004

                                      GENERAL NUTRITION CENTERS, INC.


                                      By:   /s/ James M. Sander
                                           -------------------------
                                           Name:    James M. Sander
                                           Title:   Senior Vice President, Chief
                                                    Legal Officer and Secretary